INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL
INTANGIBLE ASSETS AND GOODWILL

		Intangible Assets
($ millions)	Goodwill	Purchase and Sale Contracts and Other	Customer Relationships	Purchase Option	Total	Total Goodwill & Intangible Assets
Cost
Balance at December 31, 2016	2,097	212	488	277	977	3,074
Acquisition (Note 6)	1,774	—	151	—	151	1,925
Additions and other	—	4	(1)	—	3	3
Balance at December 31, 2017	3,871	216	638	277	1,131	5,002
Additions and other	7	11	1	—	12	19
Transfers	—	—	—	(277)	(277)	(277)
Balance at December 31, 2018	3,878	227	639	—	866	4,744

Amortization
Balance at December 31, 2016	—	127	113	—	240	240
Amortization	—	18	30	—	48	48
Balance at December 31, 2017	—	145	143	—	288	288
Amortization	—	19	28	—	47	47
Balance at December 31, 2018	—	164	171	—	335	335

Carrying amounts
Balance at December 31, 2017	3,871	71	495	277	843	4,714
Balance at December 31, 2018	3,878	63	468	—	531	4,409

Intangible assets with a finite useful life are amortized using the straight line method over two to 60 years.
The purchase option attributable to the Facilities Division of $277 million to assume an additional interest in the Younger Facilities was reclassified to property, plant and equipment on exercise of the option effective April 1, 2018.
The aggregate carrying amount of intangible assets and goodwill allocated to each operating segment is as follows:

As at December 31 ($ millions)	2018			2017(1)
	Goodwill	Intangible Assets	Total	Goodwill	Intangible Assets	Total
Pipelines Division	1,897	278	2,175	1,891	290	2,181
Facilities Division	541	102	643	540	380	920
Marketing & New Ventures Division	1,440	131	1,571	1,440	153	1,593
Corporate	—	20	20	—	20	20
	3,878	531	4,409	3,871	843	4,714

(1)	The allocation of goodwill and intangible assets have been restated with comparative operating segments.
Goodwill Impairment Testing
For the purpose of impairment testing, goodwill is allocated to the Company’s operating segments which represents the lowest level within the Company at which the goodwill is monitored for management purposes. As a result of the change in operating segments effective January 1, 2018 as discussed in Note 20, goodwill has been reallocated accordingly. Consistent with the prior year, impairment testing for goodwill was performed as at September 30, 2018. The recoverable amounts were based on their value in use and were determined to be higher than their carrying amounts.
The recoverable amount was determined using the value-in-use model by discounting the future cash flows generated from the continuing use of each operating segment. The calculation of the value in use is based on the following key assumptions:

•	Cash flows are projected based on past experience, actual operating results and five years (2017: four years) of the business plan approved by management.

•
Long-term growth: cash flows for periods up to 75 years (2017: 75 years) were extrapolated using a constant medium-term inflation, except where contracted, long-term cash flows indicated that no inflation should be applied or a specific reduction in cash flows was more appropriate.

•
Pre-tax discount rates were applied in determining the recoverable amount of operating segments. Discount rates were estimated based on past experience, the risk free rate and average cost of debt, targeted debt to equity ratio, in addition to estimates of the specific operating segment’s equity risk premium, size premium, projection risk, betas and tax rate.

The following summarizes the key assumptions used in the impairment test:

	Operating Segments
2018	Pipelines Division	Facilities Division	Marketing & New Ventures Division
(Percent)
Pre-tax discount rate	7.60	7.47	13.08
Adjusted inflation rate	1.22	1.61	1.80
Incremental increase in discount rate that would result in carrying value equal to recoverable amount
Increase in pre-tax discount rate	3.60	4.87	4.75